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                                                                     EXHIBIT 4.5



                                                                   COMMON SHARES
                                                                     [GRAPHIC]

                              [ORPHAN MEDICAL LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       -------------------------
                                                            CUSIP 687303 10 7
                                                       -------------------------

                                                            SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF
                --------------                    --------------
------------------------------ORPHAN MEDICAL, INC.------------------------------
                --------------                    --------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF;: the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

       /s/ John Howell Bullion
       ------------------------------

 CHIEF EXECUTIVE OFFICER AND SECRETARY


[COUNTERSIGNED AND REGISTERED:
  WELLS FARGO BANK MINNESOTA, N.A.
                                   TRANSFER AGENT
                                    AND REGISTRAR

By                          AUTHORIZED SIGNATURE]


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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A
FULL STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION, SO FAR AS THEY HAVE BEEN DETERMINED, AND (2) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES OF STOCK.

________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they written out in full according to applicable laws or regulations:

                        UNIF GIFT MIN ACT -  ____________ Custodian ____________
                                                (Cust)                 (Minor)
TEN COM - as tenants in common

TEN ENT - as tenants by entireties               under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of     Act________________________________
          survivorship and not as tenants                  (State)
          in common

     Additional abbreviations may also be used though not in the above list
________________________________________________________________________________


       FOR VALUE RECEIVED_________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
                                        ________________________________________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAMES(S) AS WRITTEN UPON THE PAGE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY
                                        CHANGE WHATSOEVER




SIGNATURE(S) GUARANTEED
________________________________________

The signature(s) must be guaranteed by an
eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan
Associations and Credit Unions with
membership in an approved signature
guarantee Medallion Program), pursuant to
S.E.C. Rule 17Ad-15.
________________________________________